UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) SEPTEMBER 30, 2009

                           INKSURE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-24431                                       84-1417774
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     (Commission File Number)                  (IRS Employer Identification No.)

       P.O. Box 7006, Audubon, PA                            19407
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (954) 772-8507
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
           OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

     As previously reported, the holders of Senior Secured Convertible Notes (the "Notes") of Inksure Technologies, Inc. (the "Company") may require the Company to redeem all or any portion of the outstanding amounts under such holder's Note, along with accrued and unpaid interest thereon, ten business days following the receipt by the Company of the notice of such redemption. On September 30, 2009, the Company received a notice from a holder of one of the Notes requesting the redemption of $452,400 principal amount of its Note and $6,767.41 of accrued and unpaid interest on such amount.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  INKSURE TECHNOLOGIES, INC.
                                                  (Registrant)

                                                  By: /s/ Yaron Meerfeld
                                                  ------------------------------
                                                  Yaron Meerfeld
                                                  Acting Chief Executive Officer


Date: October 6, 2009